UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2004

WINTRUST FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-21923

Illinois	36-3873352

(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

727 North Bank Lane
Lake Forest, Illinois 60045

(Address of Principal Executive Offices)

(847) 615-4096

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On October 15, 2004, Wintrust Financial Corporation announced the completion of its previously announced merger transaction with Town Bankshares, Ltd. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

Item 9.01(c). Exhibits.

Exhibit 99.1 Press Release dated October 15, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINTRUST FINANCIAL CORPORATION
(Registrant)

Date: October 15, 2004	/s/ David L. Stoehr
David L. Stoehr
Executive Vice President & Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
99.1	Press release dated October 15, 2004.

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